Supplement To The Current Lord Abbett Tax-Free Income Fund Prospectus.


                                             Minnesota Series *
                                             For the Period
                                             Dec. 27, 1994
                                             (Commencement
Per Share Operating                          of Operations) to
Performance:                                 Sept. 30, 1995
---------------------------------------------------------------
Net asset value, beginning of period              $4.76
Income from investment operations
Net investment income                               .230
gain (loss) on securities                           .249
Total from investment operations                    .479
Distributions
Dividends from net investment income               (.229)
Distributions from net realized gain
Net asset value, end of period                    $5.01
---------------------------------------------------------
Total Return**                                    10.22%
---------------------------------------------------------
Net assets, end of period (000)                   $4,315
Ratios to Average Net Assets:
Expenses, including waiver                         0.00%
Expenses, excluding waiver                         1.00%
Net investment income                              4.58%
Portfolio turnover rate                          121.41%


* Lord Abbett waived management fees and subsized expenses with respect to the Minnesota Series. Anything in the current prospectus for Minnesota Series notwithstanding, without this waiver and subsidy the Series expense ratio would have been 1.00% (not annualized).
** Total return does not consider the effects of sales loads.
   Not annualized.

   See Notes to Financial Statements.

Effective Date: February 7, 1996.